                                   EXHIBIT 24

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                              POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registering options assumed by SouthTrust Corporation in connection with SouthTrust Corporation's acquisition of Bankers First Corporation including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of March, 1996.



                                              /s/ H. ALLEN FRANKLIN
                                     ---------------------------------------
                                                  H. Allen Franklin
                                                       Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registering options assumed by SouthTrust Corporation in connection with SouthTrust Corporation's acquisition of Bankers First Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of March, 1996.



                                              /s/ HERBERT STOCKHAM
                                        --------------------------------
                                                 Herbert Stockham
                                                     Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registering options assumed by SouthTrust Corporation in connection with SouthTrust Corporation's acquisition of Bankers First Corporation including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of March, 1996.



                                                 /s/ T.W. MITCHELL
                                          --------------------------------
                                                     T.W. Mitchell
                                                        Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )


                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registering options assumed by SouthTrust Corporation in connection with SouthTrust Corporation's acquisition of Bankers First Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 17th day of March, 1996.



                                             /s/ WILLIAM C. HULSEY
                                        --------------------------------
                                                 William C. Hulsey
                                                      Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registering options assumed by SouthTrust Corporation in connection with SouthTrust Corporation's acquisition of Bankers First Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of March, 1996.



                                                /s/ JOHN M. BRADFORD
                                           -------------------------------
                                                   John M. Bradford
                                                       Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registering options assumed by SouthTrust Corporation in connection with SouthTrust Corporation's acquisition of Bankers First Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 14th day of March, 1996.



                                            /s/ WM. K. UPCHURCH, JR.
                                       -----------------------------------
                                                Wm. K. Upchurch, Jr.
                                                       Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registering options assumed by SouthTrust Corporation in connection with SouthTrust Corporation's acquisition of Bankers First Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of March, 1996.


                                                 /s/ CHARLES G. TAYLOR
                                            ---------------------------------
                                                     Charles G. Taylor
                                                          Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registering options assumed by SouthTrust Corporation in connection with SouthTrust Corporation's acquisition of Bankers First Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of March, 1996.



                                              /s/ ALLEN J. KEESLER, JR.
                                         ------------------------------------
                                                  Allen J. Keesler, Jr.
                                                         Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registering options assumed by SouthTrust Corporation in connection with SouthTrust Corporation's acquisition of Bankers First Corporation, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 16th day of March, 1996.



                                                  /s/ F. CROWDER FALLS
                                             ---------------------------------
                                                      F. Crowder Falls
                                                           Director